UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    April 19, 2005

MAXXAM INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3924	95-2078752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Boulevard Suite 2000 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 975-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 20, 2005, the Registrant filed a Current Report on Form 8-K regarding completion by its indirect wholly owned subsidiary, The Pacific Lumber Company ("Palco"), and Palco's subsidiary, Britt Lumber Co., Inc. ("Britt"), of a five-year $30.0 million secured asset-based revolving credit facility (the "Revolving Credit Facility") and a five-year $35.0 million secured term loan (the "Term Loan"). On April 25, 2005, the Registrant filed an additional Current Report on Form 8-K containing further information regarding the Revolving Credit Facility and the Term Loan (the "April 25 Form 8-K"). Filed as Exhibits 10.1 and 10.2 to the April 25 Form 8-K were a Revolving Credit Agreement and Term Loan Agreement, respectively. This Current Report on Form 8-K/A is being filed for the purpose of amending Item 9.01 of the April 25 Form 8-K and to file as exhibits two Guarantee and Collateral Agreements and two Deeds of Trust that secure the Revolving Credit Facility and Term Loan and are described in the April 25 Form 8-K.

Item 9.01	Financial Statements and Exhibits.

c) Exhibits

Exhibit Number	Description
10.1

Revolving Credit Agreement dated as of April 19, 2005 among The Pacific Lumber Company, Britt Lumber Co., Inc., the lenders from time to time party thereto and The CIT Group/Business Credit, Inc (previously filed).

10.2	Term Loan Agreement, dated as of April 19, 2005 among The Pacific Lumber Company, Britt Lumber Co., Inc., the lenders from time to time party thereto and Credit Suisse First Boston (previously filed).
10.3

Guarantee and Collateral Agreement made by The Pacific Lumber Company, Britt Lumber Co., Inc., MAXXAM Group Inc., Salmon Creek LLC and Scotia Inn Inc. in favor of The CIT Group/Business Credit, Inc., dated April 19, 2005 (filed herewith).

10.4

Guarantee and Collateral Agreement made by The Pacific Lumber Company, Britt Lumber Co., Inc., MAXXAM Group Inc., Salmon Creek LLC and Scotia Inn Inc. in favor of Credit Suisse First Boston, dated April 19, 2005 (filed herewith).

10.5

Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of April 19, 2005, by and from The Pacific Lumber Company to Fidelity National Title Company, for the benefit of The CIT Group/Business Credit, Inc., as administrative agent (filed herewith).

10.6

Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of April 19, 2005, by and from The Pacific Lumber Company to Fidelity National Title Company, for the benefit of Credit Suisse First Boston, as administrative agent (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 27, 2005	MAXXAM INC.
	By:	/s/ Bernard L. Birkel
	Name:	Bernard L. Birkel
	Title:	Secretary & Senior Assistant General Counsel

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